                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                   THIS EXCHANGE OFFER AND WITHDRAWAL RIGHTS
       WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           , 1998
             (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE COMPANY
                IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").

                          e.spire COMMUNICATIONS, INC.

                     10.625% SENIOR DISCOUNT NOTES DUE 2008

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

IF YOU DESIRE TO ACCEPT THE SENIOR DISCOUNT NOTES EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SUBMITTED TO THE CHASE MANHATTAN BANK, EXCHANGE AGENT:

       By Mail/Overnight Delivery:                Facsimile Transmissions:                           By Hand:
         The Chase Manhattan Bank                      (212) 638-7380                        The Chase Manhattan Bank
           450 West 33rd Street                        (212) 638-7381                   Corporate Trust -- Services Window
                15th Floor                                                                  55 Water Street -- Room 234
            New York, New York                                                                    North Building
                10001-2697                                                                    New York New York 10041

                             Confirm by Telephone:
                          Sharon Lewis: (212) 638-0454
                         Carlos Esteves: (212) 638-0828

     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than that set forth above will not constitute a valid delivery.

     The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1998 (the "Prospectus") of e.spire Communications, Inc., a Delaware corporation ("e.spire" or the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of a new series of its 10.625% Senior Discount Notes due 2008 (the "New Notes") for each $1,000 in principal amount of its outstanding 10.625% Senior Discount Notes due 2008 (the "Old Notes"). The New Notes and the Old Notes are collectively referred to as the "Notes". Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     THE REGISTRATION STATEMENT ON FORM S-4 (FILE NO. 333-               ) OF
WHICH THE PROSPECTUS IS A PART WAS DECLARED EFFECTIVE BY THE SECURITIES AND
EXCHANGE COMMISSION ON             , 1998.

     The undersigned hereby tenders the principal amount of Old Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Notes the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Company, all right, title, and interest in, to, and under the Tendered Notes.

     Please issue the New Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificate(s) for New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Notes or on the account books maintained by a book-entry transfer facility and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer -- Resales of the New Notes."

     The undersigned and each Beneficial Owner understands that any secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission. Except as otherwise disclosed to the Company in writing, the undersigned hereby represents and warrants that neither it nor any Beneficial Owner(s) is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing.

     If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES
--------------------------------------------------------------------------------
                                     BOX 1

                       DESCRIPTION OF OLD NOTES TENDERED
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
--------------------------------------------------------------------------------

                                                                  CERTIFICATE             AGGREGATE              AGGREGATE
 NAME(S) AND ADDRESS(ES) OF REGISTERED OLD NOTES HOLDER(S),        NUMBER(S)              PRINCIPAL              PRINCIPAL
  EXACTLY AS NAME(S) APPEAR(S) ON OLD NOTES CERTIFICATE(S)             OF              AMOUNT OF NOTES        AMOUNT OF NOTES
                 (PLEASE FILL IN, IF BLANK)                        OLD NOTES*         BY CERTIFICATE(S)          TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                     TOTAL
---------------------------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders.

** Unless otherwise indicated in this column, the number of shares represented by all Old Notes Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

--------------------------------------------------------------------------------
                                     BOX 2

                              BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------

            STATE OF PRINCIPAL RESIDENCE OF EACH                      AGGREGATE PRINCIPAL AMOUNT OF TENDERED NOTES
             BENEFICIAL OWNER OF TENDERED NOTES                           HELD FOR ACCOUNT OF BENEFICIAL OWNER
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used either if Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange
Offer -- Procedures for Tendering" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
    ----------------------------------------------------------------------------

[ ]  The Depository Trust Company Account Number
--------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

                                     BOX 3
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if the New Notes exchanged for Old Notes and untendered Old Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail New Notes and any untendered Old Notes to:
Name(s):
--------------------------------------------------------------------------------
(PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(INCLUDE ZIP CODE)

Tax Identification or Social Security No.:

                                     BOX 4

                           USE OF GUARANTEED DELIVERY

[ ] CHECK HERE ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.
     See Instruction 2. If this box is checked, please provide the following information:

Name(s) of Registered Holder(s):
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
----------------------------------------------------------

If Delivered by Book Entry Transfer:

Account Number:
--------------------------------------------------------------------------------

                                     BOX 5
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------


X                                                    Signature Guarantee
-----------------------------------------------      (If required by Instruction 5)
X
-----------------------------------------------      Authorized Signature
(SIGNATURE OF REGISTERED                             X
HOLDER(S) OR AUTHORIZED SIGNATORY)                   -----------------------------------------------
Note: The above lines must be signed by the
registered holder(s) of Old Notes as their           Name:
name(s) appear(s) on the Old Notes or by             -----------------------------------------------
person(s) authorized to become registered            (PLEASE PRINT)
holder(s) (which must be transmitted with this
Letter of Transmittal). If signature is by a         Title:
trustee, executor, administrator, guardian,          -----------------------------------------------
attorney-in-fact, officer, or other person
acting in a fiduciary or representative              Name of Firm:
capacity, such person must set forth his or her      ----------------------------------------
full title below. See Instruction 5.                 (MUST BE AN ELIGIBLE INSTITUTION AS DEFINED IN
                                                                     INSTRUCTION 2)
Name(s):
---------------------------------------------        Address:
-----------------------------------------------      ----------------------------------------------
                                                     -----------------------------------------------
Capacity:                                            -----------------------------------------------
----------------------------------------------       (INCLUDE ZIP CODE)
-----------------------------------------------
                                                     Area Code and Telephone Number:
Street Address:                                      -----------------------------------------------
---------------------------------------
-----------------------------------------------      Dated:
-----------------------------------------------      -----------------------------------------------
(INCLUDE ZIP CODE)
Area Code and Telephone Number:
-----------------------------------------------
Tax Identification or Social Security Number:
-----------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                           OF THE NOTE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Old Notes. The Tendered Notes or confirmation of any book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither e.spire nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the Expiration Date.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver Old Notes, Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery setting forth the name and address of the holder, the certificate number or numbers of the Tendered Notes, and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Tendered Notes (or a confirmation of any book-entry transfer of the Old Notes into the Exchange Agent's account at a book-entry transfer facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed documents required by this Letter of Transmittal and the Tendered Notes (or a confirmation of any book-entry transfer of the Old Notes into the Exchange Agent's account at a book-entry transfer facility) in proper form for transfer must be received by the Exchange Agent within three business days after the Expiration Date. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

     3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name the Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder from Beneficial Owner form accompanying this Letter of Transmittal.

     4. Partial Tenders. If less than the entire number of Old Notes is tendered, the tendering holder should fill in the aggregate principal amount of Notes tendered in the column labeled "Aggregate Principal Amount of Notes Tendered" of the box entitled "Description of Old Notes Tendered" (Box 1) above. The entire aggregate principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire aggregate principal amount of all Old Notes is not tendered, Old Notes for the aggregate principal amount of Old Notes not tendered and New Notes exchanged for Old Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement, or any change whatsoever.

     If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Notes are held.

     If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Tendered Notes tendered and New Notes are to be issued (or any untendered Old Notes are to be reissued) to the registered holder(s), the registered holder(s) need not and should not endorse any Tendered Notes nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the Registered Holder(s) of any Old Notes, the Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name of the registered holder(s) appears on the Old Notes, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a Registered Holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

     6. Special Delivery Instructions. Tendering Eligible Holders should indicate, in the applicable box (Box 3), the name and address to which the New Notes and/or substitute Old Notes for Old Notes not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     8. Substitute Form W-9. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number, and with certain other information, on Substitute Form W-9 (which is provided herein), and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and 31% federal income tax backup withholding on payments made in connection with the Exchange Offer. (If withholding results in an over-payment of taxes, a refund may be obtained from the IRS.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Company. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects, irregularities or conditions of tender as to particular Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

     10. Waiver of Conditions. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any Tendered Notes.

     11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen, or Destroyed Old Notes. Any tendering holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Notes and Issuance of New Notes; Return of Old Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions."

     15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

----------------------------------------------------------------------------------------------------------------------
                                      PAYOR'S NAME: e.spire COMMUNICATIONS, INC.
----------------------------------------------------------------------------------------------------------------------

                                       Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)

                                       -------------------------------------------------------------------------------
                                       Address
    SUBSTITUTE
    FORM W-9                           ---------------------------------------------------------------------------
    DEPARTMENT OF THE                  City, state and ZIP Code
    TREASURY
                                       ---------------------------------------------------------------------------
    INTERNAL REVENUE SERVICES          List account number(s) here (optional)
                                       ---------------------------------------------------------------------------
                                       PART 1 -- PLEASE PROVIDE YOUR TAXPAYER      Social Security
                                       IDENTIFICATION NUMBER ("TIN") IN THE BOX    number or TIN
                                       AT RIGHT AND CERTIFY BY SIGNING AND
                                       DATING BELOW                                -------------------------------
                                       -------------------------------------------------------------------------------
                                       PART 2 -- Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or
                                       (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.
                                       [ ]
----------------------------------------------------------------------------------------------------------------------
    PAYOR'S REQUEST FOR TIN            CERTIFICATION -- UNDER THE PENALTIES OF     PART 3
                                       PERJURY, I CERTIFY THAT THE INFORMATION
                                       PROVIDED ON THIS FORM IS TRUE, CORRECT
                                       AND COMPLETE.
                                                                                   AWAITING TIN  [ ]
                                       Signature ---------------- Date ---------

----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.